HMS Holdings Corp.                                            HMS Holdings Corp.
401 Park Avenue South                                         Nasdaq: HMSY
New York, New York 10016
(212) 685-4545
(212) 857-5004 (fax)


                                  PRESS RELEASE

Release: May 6, 2003

Contact: Kathy Arendt, Corporate Secretary
         (212) 857-5423
         (212) 857-5973 (fax)
         E-Mail: ir@hmsy.com
         http://www.hmsholdings.com


               HMS HOLDINGS CORP. ANNOUNCES FIRST QUARTER RESULTS


New York, NY, May 6, 2003 -- HMS Holdings Corp. (Nasdaq: HMSY) announced first quarter results today for the period ended March 31, 2003. HMS Holdings reported revenue of $17.8 million for the first quarter compared with $16.9 million during the prior year period. HMS Holdings reported a net loss of $395,000 or $0.02 per common share for the quarter, compared to a net loss of $719,000 or $0.04 per common share during the first quarter of the prior year. First quarter 2003 results included legal and other fees of over $600,000 associated with our response to the subpoena from the United States Attorney's office that was previously announced at the end of January.

         "If not for the costs we incurred in response to the subpoena, we would have reported positive net income for the quarter," said William F. Miller III Chief Executive Officer, HMS Holdings Corp. "While these additional costs and the management diversion, which redirects attention away from potential revenue generating activities, are real consequences of responding to the subpoena, I believe our operating results for the last three quarters fundamentally illustrate that we have our business heading in the right direction."

                                      # # #


         HMS Holdings furnishes revenue recovery, business process and business office outsourcing services to healthcare payors and providers. We help our clients increase revenue, accelerate collections and reduce operating and administrative costs.

HMS Holdings Corp.                                            HMS Holdings Corp.
401 Park Avenue South                                         Nasdaq: HMSY
New York, New York 10016
(212) 685-4545
(212) 857-5004 (fax)


                                  PRESS RELEASE



Certain statements in this press release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of HMSY, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. The important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, but are not limited to (i) the information being of a preliminary nature and therefore subject to further adjustment; (ii) the uncertainties of litigation; (iii) HMSY's dependence on significant customers;
(iv) changing conditions in the healthcare industry which could simplify the reimbursement process and adversely affect HMSY's business; (v) government regulatory and political pressures which could reduce the rate of growth of healthcare expenditures and/or discourage the assertion of claims for reimbursement against and delay the ultimate receipt of payment from third party payors; (vi) competitive actions by other companies, including the development by competitors of new or superior services or products or the entry into the market of new competitors; (vii) all the risks inherent in the development, introduction, and implementation of new products and services; and (viii) other risk factors described from time to time in HMSY's filings with the SEC, including HMSY's Form 10-K for the year ended December 31, 2002. HMSY assumes no responsibility to update the forward-looking statements contained in this release as a result of new information, future events or otherwise. When used in this release, the words "focus," "believe," "confident," "strong," "potential," and similar expressions are intended to identify forward-looking statements, and the above described risks inherent therein.

                                      # # #


HMSY will be hosting its quarterly conference call with the investment community on Tuesday, May 6, 2003 at 4:00 P.M. Eastern Standard Time. The conference call will include listen-only capability for individual investors and interested parties. The conference call number is (212) 346-6444. The conference call will be available for replay at (212) 857-5423 until May 21, 2003. This press release and the earnings statements herein will be available at www.hmsholdings.com indefinitely.

                                      # # #

HMS Holdings Corp.                                            HMS Holdings Corp.
401 Park Avenue South                                         Nasdaq: HMSY
New York, New York 10016
(212) 685-4545
(212) 857-5004 (fax)


                                  PRESS RELEASE


                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (In Thousands, Except Per Share Amounts)
                                   (unaudited)


                                                    THREE MONTHS ENDED MARCH 31,
                                                         2003        2002
                                                       --------    --------
Revenue                                                $ 17,758    $ 16,870

Cost of services:
          Compensation                                    9,870       9,465
          Data processing                                 1,187       1,545
          Occupancy                                       1,485       1,524
          Direct project costs                            3,335       2,262
          Other operating costs                           2,373       2,952
                                                       --------    --------

                Total cost of services                   18,250      17,748
                                                       --------    --------

          Operating loss                                   (492)       (878)

Net interest income                                          97         159
                                                       --------    --------
          Loss before income taxes                         (395)       (719)
Income tax benefit                                           --          --
                                                       --------    --------
                Net loss                               $   (395)   $   (719)
                                                       ========    ========

Basic and diluted loss per share data:
                Net loss per share                     $  (0.02)   $  (0.04)
                                                       ========    ========

          Weighted average common shares outstanding     18,266      18,051
                                                       ========    ========

HMS Holdings Corp.                                            HMS Holdings Corp.
401 Park Avenue South                                         Nasdaq: HMSY
New York, New York 10016
(212) 685-4545
(212) 857-5004 (fax)


                                  PRESS RELEASE


                      CONDENSED CONSOLIDATED BALANCE SHEETS
              ($ In Thousands, Except Share and Per Share Amounts)
                                   (unaudited)


                                                                   MARCH 31,  DECEMBER 31,
                                                                     2003        2002
                                                                   --------    --------
                                  ASSETS
Current assets:
     Cash and cash equivalents                                     $ 23,740    $ 24,174
     Short-term investments                                           1,100       1,108
     Accounts receivable, net                                        14,282      15,312
     Prepaid expenses and other current assets                        1,166       1,207
                                                                   --------    --------
          Total current assets                                       40,288      41,801

Property and equipment, net                                           4,369       4,912
Goodwill                                                              5,679       5,679
Deferred income taxes, net                                            8,920       8,920
Other assets                                                            254         354
                                                                   --------    --------

     Total assets                                                  $ 59,510    $ 61,666
                                                                   ========    ========


                   LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
     Accounts payable, accrued expenses and other liabilities      $ 11,181    $ 13,176
                                                                   --------    --------
           Total current liabilities                                 11,181      13,176

Other liabilities                                                       704         722
                                                                   --------    --------
     Total liabilities                                               11,885      13,898
                                                                   --------    --------

Commitments and contingencies

Shareholders' Equity
     Preferred stock - $.01 par value;
          5,000,000 shares authorized; none issued                       --          --
     Common Stock - $.01 par value;
         45,000,000 shares authorized;
           19,902,770 shares issued and 18,257,854 shares
              outstanding at March 31, 2003
           19,885,390 shares issued and 18,276,274 shares
              outstanding at December 31, 2002                          199         199
     Capital in excess of par value                                  74,940      74,959
     Unearned stock compensation                                        (11)        (33)
     Accumulated deficit                                            (18,215)    (17,820)
     Accumulated other comprehensive income                              --           8
     Treasury stock, at cost; 1,644,916 shares at March 31, 2003
         and 1,609,116 shares at December 31, 2002                   (9,288)     (9,184)
     Note receivable from officer for sale of stock                      --        (361)
                                                                   --------    --------

         Total shareholders' equity                                  47,625      47,768
                                                                   --------    --------

           Total liabilities and shareholders' equity              $ 59,510    $ 61,666
                                                                   ========    ========

HMS Holdings Corp.                                            HMS Holdings Corp.
401 Park Avenue South                                         Nasdaq: HMSY
New York, New York 10016
(212) 685-4545
(212) 857-5004 (fax)


                                  PRESS RELEASE


                 CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
                                ($ in Thousands)
                                   (unaudited)


                                                    THREE MONTHS ENDED MARCH 31,
                                                          2003        2002
                                                        --------    --------
Operating activities:
    Net loss                                            $   (395)   $   (719)
        Adjustments to reconcile net loss to net cash
          used in operating activities:
          Depreciation and amortization                      725         602
          Provision for doubtful accounts                     75          75
          Stock compensation expense
                                                             (45)        145
          Changes in assets and liabilities:
            (Increase) decrease in accounts receivable       955      (2,228)
            Decrease in prepaid expenses and other
              current assets                                  41         377
            Decrease in other assets                         100          52
            Decrease in accounts payable, accrued
              expenses and other liabilities              (2,013)     (1,325)
                                                        --------    --------

              Net cash used in operating activities         (557)     (3,021)
                                                        --------    --------

Investing activities:
    Purchases of property and equipment                     (182)       (450)
    Net proceeds from sales of short-term investments         --          10
                                                        --------    --------

              Net cash used in investing activities         (182)       (440)
                                                        --------    --------

Financing activities:
    Proceeds from exercise of stock options                   --         144
    Repayment of note receivable from officer for
      purchase of common stock                               361         361
    Purchases of treasury stock                             (104)         --
    Proceeds from issuance of common stock                    48          --
                                                         --------    --------

              Net cash provided by financing activities      305         505
                                                         --------    --------

              Net decrease in cash and cash equivalents     (434)     (2,956)
Cash and cash equivalents at beginning of period          24,174      21,020
Cash provided by discontinued operations                      --         154
                                                        --------    --------
Cash and cash equivalents at end of period              $ 23,740    $ 18,218
                                                        ========    ========

Supplemental disclosure of non-cash investing and
          financing activities:
          Changes in unearned compensation              $    (45)   $    145
                                                        ========    ========

Supplemental disclosure of cash flow information:
          Cash paid for income taxes                    $     14    $     75
                                                        ========    ========